March 6, 2018 – Fourth-Quarter & Full-Year Earnings Presentation MYERS INDUSTRIES, INC. Exhibit 99.2

Safe Harbor Statement Statements in this presentation concerning the Company’s goals, strategies, and expectations for business and financial results may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current indicators and expectations. Any statement that is not of historical fact may be deemed “forward-looking”. Words such as “expect”, “believe”, “project”, “plan”, “anticipate”, “intend”, “objective”, “goal”, “view” and similar expressions identify forward-looking statements. These statements are based on management’s current views and assumptions of future events and financial performance and involve a number of risks and uncertainties, many outside the Company’s control that could cause actual results to materially differ from those expressed or implied. You are cautioned not to put undue reliance on any forward-looking statement. We do not intend, and undertake no obligation, to update these forward-looking statements. Such risks include: Raw material availability, increases in raw material costs, or other production costs Risks associated with our strategic growth initiatives or the failure to achieve the anticipated benefits of such initiatives Unanticipated downturn in business relationships with customers or their purchases Competitive pressures on sales and pricing Changes in the markets for the Company’s business segments Changes in trends and demands in the markets in which the Company competes Unexpected failures at our manufacturing facilities Future economic and financial conditions in the United States and around the world Inability of the Company to meet future capital requirements Claims, litigation and regulatory actions against the Company Changes in laws and regulations affecting the Company Other risks as detailed in the Company’s 10-K and other reports filed with the Securities Exchange Commission Myers Industries, Inc. encourages investors to learn more about these risk factors. A detailed explanation of these factors is available in the Company’s publicly filed quarterly and annual reports, which can be found online at www.myersindustries.com and at the SEC.gov web site. Statements in this presentation speak only as of the date made.

Agenda 2017 Year-In-Review Financial Results Balance Sheet & Cash Flow 2018 Outlook 2018 Key Assumptions Appendix

2017 Year-In-Review Challenges Achievements Distribution showing progress, but at a slow rate Myers Tire Supply sales declined 6% year-over-year; sales in 2H 2017 improved sequentially vs. 1H 2017 Myers Tires Supply 2H 2017 profitability negatively impacted by investments in SG&A Patch Rubber sales declined double digits due to the planned exit of a low margin product line New leader in place Material Handling not yet realizing full restructuring benefits Additional costs incurred due to higher than anticipated volumes in Q4 Mitigating raw material cost increases through pricing actions Generated $43M in free cash flow, an increase of 102% Strong commercial execution in three key niche markets Double-digit year-over-year sales growth in Consumer and Food & Beverage due to increased demand and share gains High single-digit sales growth year-over-year in Vehicle due to share gains and positive momentum in the RV market Operational improvements furthered our progress towards an asset-light business model Closed two manufacturing facilities and relocated fuel can production on time and on budget Decreased working capital by $10M despite higher sales volume Divested our Brazil operations which were non-strategic and generated negative cash flow Reduced debt by $38.5M, decreasing net-debt-to-adjusted EBITDA ratio to 2.5x Established a robust acquisition pipeline, giving us the ability to deploy future cash flow towards higher growth

Q4 Financial Summary – GAAP % Sales 24.1% 27.3% % Sales 27.3% 28.6% % Sales 2.9% 1.1% Operating income increased $2.6M Gross profit higher $3.0M SG&A higher $0.1M Loss on fixed asset disposal $0.3M Net sales increased 13.6% Material Handling up $20.7M (26%) due to growth in key niche markets, partially offset by declines in the industrial end market Distribution down $3.8M (9%) mostly due to the planned exit of low margin product line at the Patch business, which contributed $2.7M Gross profit increased $3.0M Increased volume and price, partially offset by unfavorable mix and operating inefficiencies Benefits from pricing actions mostly offset raw material cost increases Reflects results from continuing operations; In $millions except per-share figures SG&A increased $0.1M Lower healthcare costs Lower depreciation and amortization expenses Higher variable selling expenses and recruiting fees

Q4 Financial Summary – Adjusted (Non-GAAP) % Sales 23.3% 26.5% % Sales 27.6% 28.6% % Sales 4.0% 2.0% Adj. operating income increased $3.2M Higher gross profit $3.4M Lower SG&A $0.1M Loss on fixed asset disposal $0.3M Net sales increased 13.6% Material Handling up $20.7M (26%) due to growth in niche markets, partially offset by declines in the industrial end market Distribution down $3.8M (9%) mostly due to planned exit of low margin product line at the Patch business, which contributed $2.7M Adj. gross profit increased $3.4M Increased volume and price, partially offset by unfavorable mix and operational inefficiencies Benefits from pricing actions mostly offset raw material cost increases Adj. SG&A declined $0.1M Lower healthcare costs Lower depreciation and amortization expenses Higher variable selling expenses and recruiting fees Reflects results from continuing operations; In $millions except per-share figures

Q4 Segment Results Material Handling Distribution Adjusted $8.8 $4.8 $1.3 $3.0 GAAP Adjusted GAAP Reflects results from continuing operations; In $millions except per-share figures Net sales increased 26% Double-digit sales growth in food and beverage due to higher demand in agriculture and market share gains in food processing Consumer up double-digits due to high demand for fuel cans Sales to the vehicle end market grew mid single-digits driven by continued demand in RV market Sales declined double-digits in the industrial end market due to 80/20 initiatives Net sales declined 9% Planned exit of low margin product line at Patch Rubber business largest contributor to decline Myers Tire Supply sales decreased ~3% year-over-year; volume declines due to open territories and decreased demand in its international business were partially offset by higher pricing New leadership in place Adj. operating income increased $4.0M Higher volume partially offset by unfavorable mix and operating inefficiencies; pricing actions offset raw material cost inflation Restructuring savings offset by higher outsource premiums resulting from increased demand Adj. operating income declined $1.7M Volume decline partially offset by favorable mix and higher pricing Higher compensation costs due to investments in SG&A

2017 Financial Summary – GAAP % Sales 24.8% 24.8% % Sales 28.8% 30.3% % Sales 4.5% 5.1% Operating income declined $2.5M Gross profit lower $4.4M SG&A higher $2.9M Gain on sale of assets $4.1M; lower impairment charges of $0.8M Net sales increased 2.4% Material Handling increased $27.4M (7.5%) due to growth in food and beverage, consumer and vehicle end markets, partially offset by declines in the industrial end market Distribution down $14.2M (8.3%) mostly due to planned exit of low margin product line and volume declines, primarily during 1H 2017 Gross profit declined $4.4M Higher sales volume and favorable sales mix Pricing actions partially offset raw material cost increases Operating inefficiencies partially offset by lower depreciation Restructuring expenses $7.4M Reflects results from continuing operations; In $millions except per-share figures SG&A increased $2.9M Restructuring related expenses $1.0M Higher incentive compensation costs and legal/professional fees Lower health care costs and depreciation and amortization expenses

2017 Financial Summary – Adjusted (Non-GAAP) % Sales 24.3% 24.3% % Sales 30.2% 30.3% % Sales 5.8% 6.0% Adj. operating income declined $0.3M Higher gross profit $3.1M Higher SG&A $2.9M Loss on asset disposals $0.4M Adj. gross profit increased $3.1M Higher sales volume and favorable sales mix Pricing actions partially offset raw material cost increases Operating inefficiencies partially offset by lower depreciation Adj. SG&A increased $2.9M Higher incentive compensation costs and legal/professional fees Lower healthcare costs and depreciation and amortization expenses Reflects results from continuing operations; In $millions except per-share figures Net sales increased 2.4% Material Handling increased $27.4M (7.5%) due to growth in food and beverage, consumer and vehicle end markets, partially offset by declines in the Industrial end market Distribution down $14.2M (8.3%) mostly due to planned exit of low margin product line and volume declines, primarily during 1H 2017

2017 Segment Results Material Handling Distribution Adjusted $44.1 $40.9 $9.1 $12.8 GAAP Adjusted GAAP Reflects results from continuing operations; In $millions except per-share figures Net sales declined 8.3% Planned exit of low margin product line at Patch Rubber business Myers Tire Supply sales decreased ~6% year-over-year Mixed market conditions at beginning of the year Continued volume impact from territory gaps New pricing model driving desired results Adj. operating income increased $3.3M Increased volume, partially offset by unfavorable mix and operating inefficiencies Benefits from pricing actions partially offset raw material cost increases Higher incentive compensation costs and professional/legal fees Adj. operating income declined $3.8M Volume decline, partially offset by higher price and favorable mix Higher compensation costs due to investments in SG&A Net sales increased 7.5% Double-digit sales growth in food and beverage and consumer end markets driven by increased demand and market share gains High single-digit year-over-year growth in the vehicle end market driven by continued demand in the RV market Sales declined high single-digits in the industrial end market

WORKING CAPITAL AS A % OF TTM SALES BALANCE SHEET Balance Sheet & Cash Flow 2017 2016 Cash 2.5 $ 2.4 $ Debt 151.0 189.5 Net Debt 148.5 $ 187.1 $ TTM Adjusted EBITDA 60.3 $ 63.6 $ Net Debt-to-Adj. EBITDA 2.5x 2.9x In $millions 9% Target 7.6% 3.8% 9.5% 10.3% FREE CASH FLOW 2017 2016 Operating Cash from Continuing Operations 49.1 $ 34.0 $ Capital Expenditures (5.8) (12.5) Free Cash Flow 43.3 $ 21.5 $ In $millions 8.1% Reduced debt by $38.5M compared to 2016 Reduced net debt-to-adjusted EBITDA ratio despite lower EBITDA compared to 2016 Working capital as % of TTM sales consistently below target of 9% Capex lower than prior year due to better capacity management Free cash flow increased by $22M (102%) vs. 2016 8.1%

2018 Outlook 2016 2017 Market as a % of Net Sales 2018 Operating Framework Flat High single digits High single digits Flat Low single digits Expect increased demand from agriculture and food processing markets Anticipating growth in market share will be offset by 2017 unusual hurricane volume Strong RV market demand expected to continue Industrial volume is expected to be flat as we finalize product simplification and 80/20 initiatives Expecting growth due to an improved sales process and market share gains Forecasting low-to-mid single-digit sales growth in 2018 (constant currency)

Net Sales: Up low-to-mid single-digits Capital expenditures:$10 - $12 million Net interest expense: $7 - $8 million D&A: $26 - $28 million Effective tax rate (normalized):25% 2018 Key Assumptions

Appendix

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES CONSOLIDATED GROSS PROFIT (UNAUDITED) (Dollars in thousands) Note on Reconciliation of Income and Earnings Data: Gross profit excluding the items above in the text of this presentation and in this reconciliation chart is a non-GAAP financial measure that Myers Industries, Inc. calculates according to the schedule above using GAAP amounts from the unaudited Condensed Consolidated Statement of Operations. The Company believes that the excluded items are not primarily related to core operational activities. The Company believes that gross profit excluding items that are not primarily related to core operating activities is generally viewed as providing useful information regarding a company's operating profitability. Management uses gross profit excluding these items as well as other financial measures in connection with its decision-making activities. Gross profit excluding these items should not be considered in isolation or as a substitute for gross profit prepared in accordance with GAAP. The Company's method for calculating gross profit excluding these items may not be comparable to methods used by other companies.

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES CONSOLIDATED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES (UNAUDITED) (Dollars in thousands) Note on Reconciliation of Income and Earnings Data: Selling, general and administrative expenses excluding the items above in the text of this presentation and in this reconciliation chart is a non-GAAP financial measure that Myers Industries, Inc. calculates according to the schedule above using GAAP amounts from the unaudited Condensed Consolidated Statement of Operations. The Company believes that the excluded items are not primarily related to core operational activities. The Company believes that selling, general and administrative expenses excluding items that are not primarily related to core operating activities is generally viewed as providing useful information regarding a company's operating profitability. Management uses selling, general and administrative expenses excluding these items as well as other financial measures in connection with its decision-making activities. Selling, general and administrative expenses excluding these items should not be considered in isolation or as a substitute for selling, general and administrative expenses prepared in accordance with GAAP. The Company's method for calculating selling, general and administrative expenses excluding these items may not be comparable to methods used by other companies.

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES INCOME (LOSS) BEFORE TAXES BY SEGMENT (UNAUDITED) (Dollars in thousands, except per share data) Note on Reconciliation of Income and Earnings Data: Income (loss) excluding the items above in the text of this presentation and in this reconciliation chart is a non-GAAP financial measure that Myers Industries, Inc. calculates according to the schedule above using GAAP amounts from the unaudited Condensed Consolidated Statement of Operations. The Company believes that the excluded items are not primarily related to core operational activities. The Company believes that income (loss) excluding items that are not primarily related to core operating activities is generally viewed as providing useful information regarding a company's operating profitability. Management uses income (loss) excluding these items as well as other financial measures in connection with its decision-making activities. Income (loss) excluding these items should not be considered in isolation or as a substitute for income (loss) prepared in accordance with GAAP. The Company's method for calculating income (loss) excluding these items may not be comparable to methods used by other companies.   *Income taxes are calculated using the normalized effective tax rate for each year. The normalized rates used in 2017 and 2016 were 36% and 37.5%, respectively.

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES EBITDA AND ADJUSTED EBITDA (UNAUDITED) (Dollars in thousands) Note on Reconciliation of Income and Earnings Data: EBITDA and EBITDA as adjusted are financial measures that Myers Industries, Inc. calculates according to the schedule above using amounts from the unaudited Reconciliation of Non-GAAP Financial Measures Income (Loss) Before Taxes By Segment and GAAP amounts from the unaudited Condensed Consolidated Statement of Operations. The Company believes that EBITDA and EBITDA as adjusted provide useful information regarding a company's operating profitability. Management uses EBITDA and EBITDA as adjusted as well as other financial measures in connection with its decision-making activities. EBITDA and EBITDA as adjusted should not be considered in isolation or as a substitute for net income (loss), income (loss) before taxes or other consolidated income data prepared in accordance with GAAP. The Company's method for calculating EBITDA and EBITDA as adjusted may not be comparable to methods used by other companies.